NYSE American: LEVB

Level Brands

Investor Presentation: July 2018

Forward-looking Statements

This presentation may include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. To the extent that the information presented in this presentation discusses information or expectations about Level Brands, Inc.'s business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," and "proposes." These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" in Level Brands, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 2017 as filed with the Securities and Exchange Commission (the "SEC") on December 26, 2017 and our other filings with the SEC. Level Brands, Inc. does not undertake any duty to update any forward-looking statements except as may be required by law.

Level Brands' Leaders

Kathy Ireland
Chairman Emeritus & Chief Brand Strategist

- Self-made, internationally recognized mogul
- Built & leads world's 27th largest licensing company with estimated $2.5 billion annual sales, according to Forbes
- *kiWW®* has 17,000 product SKUs in 55,000 retail locations worldwide
- Brand partners include: American Family Insurance, Nourison, Pacific Coast Lighting, Bendon, Bush Furniture, Michael Amini, and more...
- 12.7% shareholder of LEVB

Martin A. Sumichrast
Chairman of the Board & CEO

- Co-founder of Global Capital Partners. Built investment bank to 20+ offices globally
- Fund manager at Stone Street Partners and Trustee at Barings Short Duration High Yield Fund (NYSE: BGH)
- Seasoned entrepreneur with 25+ years of business building and executive leadership experience
- Portfolio companies have raised over $1 billion in expansion capital
- Initial investor & founding shareholder with 9.2% interest


Forbes
SUPERMODEL
SUPERMOGUL

LB
Level Brands

Corporate Overview

Level Brands is an innovative licensing and brand-management company.

- We provide **instant brand recognition** through our *kathy ireland®* Health & Wellness products. We deliver improved brand awareness, bold, socially-responsible branding for leading businesses.
- Our brand management business helps companies develop strategies that create brand awareness, access new markets, and sell products.
- Consumer-products focused, targeting health & wellness, fashion, beauty, and entertainment.
- We are building a strong and consistent (recurring) royalty stream from our services and product sales.

Recent Price*	$3.35
Market Cap*	$26.9M
Shares Outstanding	8.0M
Float	5.5M
Revenue (ttm)[1]	$6.6M
Long-Term Debt[1]	$0
Cash[1]	$9.9M
Total Assets[1]	$15.8M

* As of July 20, 2018
[1] As of March 31, 2018

LB Level Brands

Business Model

Level Brands structures contracts with components that provide revenue in two phases

Initial Revenue

Cash and/or Equity

Marketing fees, equity issuance, upfront licensing fees, minimum royalty guarantees, and advisory fees.

Recurring Revenue

Royalties on Each Unit Sold

Royalties, incl. 3rd-party contacts/referrals, annual marketing and licensing fees.

Contract to Market Roll-Out Timeline:

Execute contract, brand development, creative study	Finalize rebranding and distribution strategy, campaign design	Finalize preparations & go-to-market strategy
90 days	**90-120 days**	**120-180 days**

LB Level Brands

kathy ireland® Health & Wellness: A $3.7 Trillion Opportunity

kathy ireland®
HEALTH & WELLNESS

A health and wellness brand featuring products for the mind, body, and soul, encouraging all to live a healthy, balanced life.

- All products to be branded: *kathy ireland®* Health & Wellness
- 10-year exclusive license with globally-recognized *kathy ireland® Worldwide*
- Health and wellness is one of today's and tomorrow's top consumer lifestyle focus segments
- Wide-ranging, all-encompassing category, includes:
  - Health Supplements
  - Healthy Eating
  - Nutrition & Weight Loss
  - Fitness
  - Preventive & Personalized Medicine
  - Complementary & Alternative Medicine
  - Wellness Lifestyle
  - Spa & Wellness Industry
  - Workplace Wellness Programs

LB Level Brands

[1] Based on data from the Global Wellness Institute

kathy ireland® Health & Wellness: Contract Snapshot

ISODIOL INTERNATIONAL

10-year licensing deal valued at $32M





- CBD market expected to reach $2.1 billion by 2020*
- Diverse portfolio of CBD products
- Supplements, consumable and topical skin care aids
- 99%+ pure, bioactive pharmaceutical grade CBD derived from hemp plant
- Upfront fees, quarterly payments, and 3% ongoing royalty on all gross sales of branded products

Boston Therapeutics

7-year licensing deal initially valued in excess of $1.5M


SUGAR DOWN
60

- Diabetes affects an estimated 371M people globally
- Agreement initially covers sugardown®, a chewable dietary supplement for glycemic health
- $850,000 upfront brand management fee, plus ongoing royalty on all gross sales using licensed mark:
  - 5% on first $10M in sales;
  - 7.5% of sales between $10M and $50M
  - 10% of sales exceeding $50M

* Based on data from the Hemp Business Journal

Targeting a $450 billion market opportunity

I'M1
Ireland Men One

A socially-conscious lifestyle brand focused on men's grooming, personal care, accessories, and apparel

I'M1 Video


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I'M1 Ireland Mon One

Contract Snapshot

Fitness



GRAVOCORE

5-year agreement, 8% royalty fee, annual brand participation fee

- **Gravocore** is the first intelligent, portable, joint-friendly mounted fitness training machine, launched in 2017 in an exclusive partnership with Amazon

Eyewear



LOOSE LEAF
NEW YORK

5-year agreement, 4% royalty fee, $15,000 annual marketing fee

- **I'M1 Eyewear by Loose Leaf** began retail placement of men's fashion eyewear ($13 billion** market globally) in December 2017, with continued retail and online merchandising expansion in early 2018

Lifestyle



KURE

10-year agreement, 5% royalty fee, $600,000 advisory fee

- **KURE Vaporium Lifestyle Lounges** serves the $4.4 billion US vapor/e-cigarette market which is projected to eclipse $10 billion by 2020***; 50% of U.S. adult smokers having tried or expressed interest in vaping****

LB Level Brands

Sources: **The Business Of Fashion, "A Closer Look at the $13 Billion Premium Eyewear Market," May 15, 2015; ***Wells Fargo Securities, LLC and Nielsen C-Store Database estimates; ****Wells Fargo Securities, LLC and Euromonitor

Brand Management

Encore Endeavor One

We make our clients' products more attractive to consumers, helping our clients with brand awareness.

- Improve marketing plans
- Find new markets
- Strategically align products
- Secure product placements
- Support social & traditional media campaigns


OXiGEN
BAD GIRLS
sgblocks

Level Brands

EE1 Contract Snapshot

Encore Endeavor One

BMG

MUSIC: 3-record deal with one of world's four largest record companies

The first recording is under way for a new EE1 entertainment project, which includes multiple concept songbook albums and programming. Global distribution for these albums is yet to be finalized.



TELEVISION: 5-year agreement potential $1,800,000 per year

Worldwide Business with *kathy ireland*®, an award-winning business and health program that is independently produced by Multi Media Productions.

sgblocks

CONSTRUCTION: Potential $3,750,000 deal

Master Services Agreement with premier designer, innovator, and fabricator of container-based structures; if all 100 units are purchased, the total contract value is expected to exceed $3,750,000.

PERSONAL CARE: Damiva

Minimum annual royalty guarantee + annual marketing fees

Damiva's all-natural vaginal-health product line for women of all ages aligns with the team's efforts to impact the women's-product industry by breaking down barriers and creating innovative and natural products. Brand marketing and strategy.

CONSUMER PRODUCTS: OXiGEN™ Water

$0.40 to $0.60 per case of product sold

Formula Four Beverages' OXiGEN™ takes water to a whole new level. OXiGEN™ water and shot both contain proprietary, highly stable O4 oxygen molecule to reduce effects of fatigue and improve post-exercise recovery. Brand marketing and strategy.

FOOD: Chef Andre Carthen

Brand licensing. 7-year agreement, 80% royalty fee.

Aka the Fit Chef, is a celebrity chef who has contributed to a New York Times #1 best seller and appeared on many network television shows and in syndication.

Socially Responsible to the Core

Millennium Development Goals*

Each partner, client, and licensee is required to join the team in supporting Millennium Development Goals to improve the condition of lives around the world:

1. We must eradicate extreme poverty and hunger
2. Achieve universal primary education
3. Promote gender equality and empower women
4. Reduce child mortality
5. Improve maternal health
6. Combat HIV/AIDS, malaria, and other preventable diseases
7. Ensure environmental sustainability
8. Build global partnerships for development
9. Bring opportunities of financial stability and healthcare to American veterans and their families
10. Stop human trafficking

LB Level Brands

* Nos. 1-8 are Millennium Development Goals originally established by the United Nations in September 2000. *Kathy Ireland*® personally added 9 and 10

Leadership | Management



Kathy Ireland

Chief Brand Strategist & Chairman Emeritus

One of the most successful entrepreneurs in America and a global humanitarian, Ms. Ireland is Chairman & CEO of *kathy ireland*® Worldwide, founded in 1993 with a Moretz Sports collection of athletic socks, continuing an iconic fashion career, beginning as a supermodel. By 2003, *kathy ireland*® socks had sold over 100 million pairs. *kIWW®* is listed by *License Global* magazine as one of the most powerful brands globally. Ms. Ireland credits teamwork and dedication for the success of *kIWW®*. She has graced the cover of *Forbes* multiple times, per Fairchild Publications, is one of the 50 most influential people in fashion, and is first Ambassador for YWCA - GLA, Best Buddies, and The Elizabeth Taylor AIDS Foundation.



Martin A. Sumichrast

Chief Executive Officer & Chairman of the Board

Mr. Sumichrast's 25-year executive entrepreneurial career spans business development, finance and investment, and real estate. He has extensive hands-on experience building businesses and has participated in dozens of transactions including M&A. Mr. Sumichrast became Chairman of Level Brands, Inc. shortly after inception. Mr. Sumichrast is Managing Director of Washington Capital, LLC, a family office and Managing Member of Stone Street Capital, LLC, a Charlotte, NC-based private investment company. He serves as Independent Trustee of the Barings Capital Global Short Duration High Yield Fund (NYSE: BGH), and Barings Capital Fund Trust.



Stephen Roseberry

President & CMO – *kathy ireland*® Health & Wellness, I'M1, EE1

Mr. Roseberry is responsible for licensing and strategic marketing at *kathy ireland*® Worldwide and Level Brands' I'M1 and EE1 brands. His leadership skills and business acumen are transformational in *kIWW®* becoming a global licensing brand. Mr. Roseberry serves as a member of both the *kIWW®* and Sterling Winters Co. Board of Directors. He has spent his entire career in service to *kathy ireland's*® business endeavors. Mr. Roseberry is an accomplished producer for HBO, Showtime, PBS, Lifetime, TNN and the highest-rated films in the history of ABC Family Television: *Once Upon A Christmas* and *Twice Upon A Christmas*, starring *kathy ireland*®, which air annually in more than 50 countries.



Mark S. Elliott

Chief Financial Officer & Chief Operating Officer

Mr. Elliott's 30 years' business experience includes leadership positions in financial, retail, consulting, and governmental sectors. As founder and partner of Premier Alliance Group, currently named root9B Holdings, Inc., he directed its transformation to a public market company and successfully integrated six strategic M&A transactions, as Chairman and CEO, 2004-2013. He also served as its CFO, 2004-2010, and Chief Administrative Officer, 2014-2015. His career includes technology and management positions with Fortune 500 companies, JCPenney, and First Union National Bank.

Leadership | Board of Directors



Martin A. Sumichrast
Chairman

CEO of Level Brands, Inc., Mr. Sumichrast's 25-year executive entrepreneurial career spans business development, finance and investment, and real estate. He became Chairman of Level Brands, Inc. shortly after inception. Mr. Sumichrast is Managing Director of Washington Capital, LLC, a family office and Managing Member of Stone Street Capital, LLC, a Charlotte, NC-based private investment company. He serves as Independent Trustee of the Barings Capital Global Short Duration High Yield Fund (NYSE: BGH), and Barings Capital Fund Trust.



Erik Sterling
Director

Mr. Sterling is a Co-Founder of kathy ireland® Worldwide (kiWW®), as well as Sterling Winters Co., a brand-building, marketing and management firm established in 1978, and now a wholly owned subsidiary of kiWW®. He is also Vice Chairman and Chief Financial Officer of kiWW®. Mr. Sterling's philanthropic pursuits include the March of Dimes, the Elizabeth Taylor AIDS Foundation, the Saban Free Clinic, and the American Home Furnishings Hall of Fame. Mr. Sterling has four decades of branding, marketing, executive leadership and operational experience.



Anthony K. Shriver
Director

Mr. Shriver is Chairman and CEO of Best Buddies® International, a nonprofit 501(C)(3) organization he founded in 1989, establishing a global volunteer movement that creates advantages for people with intellectual and developmental disabilities. Best Buddies has grown from one chapter to nearly 1,900 middle- and high-school and college chapters worldwide, impacting over one million people per year, with participant programs in every state and over 50 countries. Mr. Shriver has dedicated his life to charitable efforts.



Seymour G. Siegel
Director

Mr. Siegel's 35-year career in public accounting and SEC regulatory matters includes a strong background in M&A, startups, cost-cutting initiatives, profit enhancements and business operations. He is President of Siegel Rich, Inc. a consulting firm, since 2014, and was a principal emeritus at Rothstein Kass. A CPA by training, Mr. Siegel has served on the boards of about a dozen public companies and has been a director and officer of numerous business, philanthropic and civic organizations.



Bakari Sellers
Director

An attorney, political commentator at CNN, and former member of the South Carolina House of Representatives, 2006-2014, Mr. Sellers has been a member of the Strom Law Firm, LLC in Columbia, since 2007. He made history as the youngest member of the SC State Legislature and youngest African American elected official in the US. Mr. Sellers is an advocate of progressive public policies to address issues ranging from education and poverty, to preventing domestic violence and childhood obesity.



Gregory C. Morris
Director

Mr. Morris's extensive executive-level experience in public companies focuses on finance, investments, benefits, risk management, legal and human resources. Currently Vice President of Human Resources at Healthstat, Mr. Morris also served as Vice President of Administration and Corporate Secretary at Swisher Hygiene. Mr. Morris has over 15 years of board of director experience, having served on publicly traded and non-profit boards.

Strong YTD Sales and Earnings Growth

- ✓ 9 months fiscal 2018 Total Net Sales[1] up 104% YOY
- ✓ 9 months fiscal 2018 operating income before tax[1] of $900K, compared to same period fiscal 2017 EBITDA of $(1.1M)
- ✓ 9 months fiscal 2018 EPS[1] of $0.06 compared to $(0.34) in same period of 2017
- ✓ YTD gross profit as percentage of net sales[1]: 73%
- ✓ Cash[2]: $6.7M
- ✓ Working Capital[2]: $11.9M
- ✓ Long Term Debt[2]: $0

Quarterly Net Sales Growth[1]



$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
Q1
Q2
Q3
2017
2018

[1] 3Q18 preliminary results
[2] as of March 31, 2018

Investment Highlights

Licensing – A Powerful Business Model

- **Strong leadership:** *kathy ireland*® Worldwide team and Level Brands' seasoned business and finance executives
- **Long-term contracts with fixed terms:** annual royalty fees average 4% - 7%+; contracted for average of 5 to 10 years
- **Strong growth:** first 9 months fiscal 2018* total net sales up 104% year-over-year
- **Partnership driven:** unique cross-selling opportunities
- **Non-capital intensive:** low overhead, no inventory
- **High gross margins:** expected to average 70%-80%
- **Strong balance sheet:** well capitalized, no long-term debt, and profitable

LB Level Brands

* Unaudited proforma

Level Brands

Thank you.

Investor Relations: RedChip Companies
Contact: Dave Gentry, CEO
(407) 644-4256, ext. 104 | dave@redchip.com

IR@LevelBrands.com

Directional Decision-Making Matrix

Sourced by kWW®	Investment or Entity Purchase	License, Advisory or Brand Ambassador	Third Party Corporate Brand Management or Marketing Opportunity
For Level Brands	Level Brands has ROFR for up to 50% (remainder to kWW®)	N/A	N/A
For I'M1	N/A	ROFR for I'M1	N/A
For EE1	N/A	N/A	ROFR for EE1
For BPU	N/A	ROFR for BPU	N/A
For kWW®	No obligation to Level, I'M1, EE1 or BPU ROFR for Level Brands	No obligation (unless exclusively in Men's Category, then ROFR for I'M1)	No obligation to Level Brands, I'M1, EE1 or BPU
For kathy ireland® Health & Wellness	N/A	To Level Brands	N/A N/A

Sourced by Level Brands	Investment or Entity Purchase	License, Advisory or Brand Ambassador	Third Party Corporate Brand Management or Marketing Opportunity
For kWW®	kWW® has ROFR for up to 50% (remainder to Level Brands)	Referral fee of 50% of compensation	Referral fee of 50% of compensation
For I'M1	N/A	To I'M1	N/A
For EE1	N/A	N/A	To EE1
For BPU	N/A	To BPU	N/A
For Level Brands	No obligation to kWW®	N/A	N/A
For kathy ireland® Health & Wellness	No obligation to kWW®	To Level Brands	To Level Brands

kWW® is obligated to refer certain kWW®-sourced opportunities to Level Brands. Level Brands has the opportunity to earn fees on transactions it sources for kWW®.

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Level Brands